SUMMARY PROSPECTUS – MAY 1, 2011, AS REVISED AUGUST 18, 2011 RS Mid Cap Growth Fund

Share Class (Ticker): Class Y (RMOYX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/Communications/ProspectusesandAnnualReports.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2011, as supplemented August 18, 2011, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2010.

Investment Objective

Long-term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class Y
Management Fees	0.85%
Distribution (12b-1) Fees	N/A
Other Expenses	0.33%
Total Annual Fund Operating Expenses[1]	1.18%
Fee Waiver/Expense Reimbursement[1]	-0.02%
Net Expenses[1]	1.16%
1	RS Investments has contractually agreed through April 30, 2012, to reduce its management fee paid by Class Y shares of the Fund so that Class Y shares bear the same level of management fees as Class A shares of the Fund (which are offered through a separate prospectus) during the period. The amount of the management fee waiver for Class Y shares shown in the table is based on the amount of the management fee waiver for Class A shares set forth in the fee table for Class A shares. The management fee waiver for Class Y shares may be greater or less than the amount shown in the table based on the actual expenses incurred by Class A shares during the period. This management fee waiver will continue through April 30, 2012, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class Y
1 Year	$118
3 Years	$373
5 Years	$647
10 Years	$1,430

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by the Fund’s investment team at the time to be mid-capitalization companies. The Fund’s investment team currently considers a company to be a mid-capitalization company if the company has a market capitalization of at least $1.0 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter

RS MID CAP GROWTH FUND

(currently, approximately $75.8 billion, based on the size of the largest company on March 31, 2011). The Fund typically invests most of its assets in securities of U.S. companies but may also invest a portion of its assets in foreign securities.

The Fund’s investment team employs both rigorous fundamental analysis and quantitative screening to identify potential investment candidates that the investment team believes have greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based on the investment team’s proprietary earnings calculations.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

2	800-766-3863

RS MID CAP GROWTH FUND

Fund Performance

The bar chart below and the table on the next page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800-766-3863.

Annual Total Return for Class Y Shares[1] (calendar year-end)

Best Quarter Fourth Quarter 2001 20.41% Worst Quarter Fourth Quarter 2008 -28.72%
1	Returns for the periods through May 1, 2007 reflect performance of the Fund’s Class A shares. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns for Class A and Class Y shares differ to the extent Class Y shares do not have the same expenses as Class A shares.

Average Annual Total Returns (periods ended 12/31/10)
	1 Year	5 Years[1]	10 Years[1]	Since Inception[1] (7/12/95)
Class Y Shares
Return Before Taxes	25.44%	1.49%	2.22%	8.38%
Return After Taxes on Distributions	25.44%	0.45%	1.65%	6.06%
Return After Taxes on Distributions and Sale of Fund Shares	16.54%	0.92%	1.70%	6.06%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	4.88%	3.12%	8.02%
1	Returns for the periods through May 1, 2007 reflect performance of the Fund’s Class A shares. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns for Class A and Class Y shares differ to the extent Class Y shares do not have the same expenses as Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Fund commenced investment operations July 12, 1995, with the offering of Class A shares, and subsequently offered Class Y shares on May 1, 2007. Performance shown for Class Y shares reflects the performance of the Fund’s Class A shares for periods through the Class Y shares’ offering. Blended class performance has been adjusted to take into account differences in sales load applicable to these share classes (Class A shares charge a sales load and Class Y shares do not charge a sales load), but has not been adjusted to take into account differences in class-specific operating expenses (such as Rule 12b-1 fees; Class A shares pay a 12b-1 fee of 0.25% and Class Y shares do not pay a 12b-1 fee). Because Class Y shares’ operating expenses are lower than Class A shares’ historical operating expenses, historical performance of Class A shares is likely lower than what the performance of Class Y shares would have been during that period.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

Stephen J, Bishop, Melissa Chadwick-Dunn, Allison K. Thacker, and D. Scott Tracy, CFA have each been a co-portfolio manager and analyst of the Fund since 2008. Effective August 31, 2011, the investment team of the Fund will be Messrs. Bishop and Tracy and Ms. Chadwick-Dunn.

Purchase and Sale of Fund Shares

Shares of the Fund are only available to investors that meet certain eligibility requirements. There is no minimum initial investment in the Fund. The minimum on subsequent investments is $100.

www.RSinvestments.com	3

RS MID CAP GROWTH FUND

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Mid Cap Growth Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	800-766-3863